STATEMENTS OF OPERATIONS - USD ($)	1 Months Ended	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2024
STATEMENTS OF OPERATIONS
Formation and operating costs	$ 1,309	$ 12,955
Net loss before income taxes	(1,309)	(12,955)
Provision for income taxes	0	0
Net loss	$ (1,309)	$ (12,955)
Basic and diluted net loss per share	$ 0	$ (0.00)
Weighted-average shares outstanding, basic and diluted		2,866,438